SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.    )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]     Confidential, for use of the
                                           Commission Only (as permitted by Rule
                                           14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                                IBT Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]   No fee required
  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

          (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

          (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

          (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:
--------------------------------------------------------------------------------

          (2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

          (3)  Filing Party:
--------------------------------------------------------------------------------

          (4)  Date Filed:
--------------------------------------------------------------------------------

                          [HOLDING COMPANY LETTERHEAD]








March 16, 2001

Dear Stockholder:

         On behalf of the Board of Directors and management of IBT Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Irwin Masonic Temple, located at 415 Main Street, Irwin, Pennsylvania on Tuesday, April 17, 2001 at 2:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Edwards Sauer & Owens, certified public accountants, will be present to respond to any questions stockholders may have.

         You will be asked to elect three directors and to ratify the appointment of Edwards Sauer & Owens as the Company's independent accountants for the fiscal year ending December 31, 2001. The Board of Directors has unanimously approved this proposal and recommends that you vote FOR it.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                           Sincerely,


                                           /s/Charles G. Urtin
                                           -------------------------------------
                                           Charles G. Urtin
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------
                                IBT BANCORP, INC.
                                 309 MAIN STREET
                            IRWIN, PENNSYLVANIA 15642
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 17, 2001
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of IBT Bancorp, Inc. (the "Company"), will be held at the Irwin Masonic Temple, located at 415 Main Street, Irwin, Pennsylvania, on Tuesday, April 17, 2001 at 2:00 p.m. for the following purposes:

1.   To elect three directors of the Company; and

2. To ratify the appointment of Edwards Sauer & Owens as the independent accountants for the Company for the fiscal year ending December 31, 2001.

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 2, 2001 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 2000 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Robert Bowell
                                              ----------------------------------
                                              Robert A. Bowell
                                              Secretary

Irwin, Pennsylvania
March 16, 2001


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                IBT BANCORP, INC.
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 17, 2001
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of IBT Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders which will be held at the Irwin Masonic Hall, located at 415 Main Street, Irwin, Pennsylvania, on Tuesday, April 17, 2001, 2:00 p.m. eastern time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 16, 2001.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants), and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Robert A. Bowell, at 309 Main Street, Irwin, Pennsylvania 15642) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 2, 2001 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 3,001,923 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominee being proposed. Director shall be elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent accountants, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification;
(ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposal 2 and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date. The ownership of all executive officers and directors of the Company as a group is presented under "Proposal I - Election of Directors."

--------------------------------------------------------------------------------
            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934 , as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2000 fiscal year, other than the late filing by Mr. Whisner of a Form 4 to report one transaction. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of nine members, each of whom also serves as a director of Irwin Bank & Trust Company (the "Bank"). Three directors will be elected at the Meeting, to serve for three-year terms or until their successors have been elected and qualified.

         Robert  Rebich,   Jr.,   Grant  J.  Shevchik,   and  Charles  G.  Urtin
(collectively, the "Nominees") have been nominated by the Board of Directors to serve as directors and currently serve as members of the Board of Directors.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of the named executive officer and directors of the Company, as a group, are also set forth below.

                                                                                                       Shares of
                                                                                                     Common Stock
                                          Age at                                       Current       Beneficially     Percent
                                       December 31,      Year First Elected or         Term to        Owned as of        of
Name and Title                             2000               Appointed(1)             Expire      March 2, 2001(2)   Class(%)
--------------                            ------              ------------             -------     ----------------   --------
                                                 BOARD NOMINEES FOR TERM TO EXPIRE IN 2004

Robert Rebich, Jr.                          59                    1991                   2001          100,757(3)        3.4
Director

Grant J. Shevchik                           49                    1992                   2001            9,161            --(4)
Director

Charles G. Urtin                            54                    1998                   2001           14,681            --(4)
Director, President and
Chief Executive Officer

                                                      DIRECTORS CONTINUING IN OFFICE

J. Curt Gardner                             62                    1980                   2002           22,050(3)         --(4)
Director

Richard L. Ryan                             70                    1968                   2002            9,857            --(4)
Chairman of the Board

Robert C. Whisner                           72                    1969                   2002           86,408(3)        2.9
Director

Thomas Beter                                72                    1996                   2003           82,904           2.8
Director

William D. Fawcett                          68                    1983                   2003           37,200           1.2
Director

Edwin A. Paulone                            76                    1969                   2003           11,070            --(4)
Director

All directors and executive
officer of the Company as a
group (9 persons)                                                                                      374,088(3)       12.4

----------------
(1) Refers to the year the individual first became a director of the Bank or Company. All directors of the Bank as of August 1986 became directors of the Company when it was incorporated in August 1986.
(2) Unless otherwise noted, all persons and group named in the table above have sole or shared voting or investment power with respect to the shares listed in the table. For each of the directors except Mr. Urtin, the share amounts listed include 2,250 shares of common stock that such directors have the right to acquire within 60 days of March 2, 2001.
(3) Excludes 102,872 shares of Common Stock held by ITrust & Co. ITrust & Co. was formed by the Bank to act as the record holder for the clients of the Bank's trust department. Directors Gardner, Rebich and Whisner serve as the trust committee of ITrust & Co. This committee acts as a fiduciary in directing the voting and disposition of securities held in the accounts of trusts and estates. This committee had the authority to exercise shared voting and dispositive power with respect to 32,842 shares and sole voting and dispositive power over 70,030 shares on the Record Date. Beneficial ownership is disclaimed over all shares held by ITrust & Co.
(4)      Less than 1% of the Common Stock outstanding.

Biographical Information

         The principal business experience of each director and executive officers of the Company is set forth below. The executive officers and all directors have held their present positions for five years unless otherwise stated.

Nominees for Directors:

         Robert Rebich, Jr. retired in 1995 as the general manager of Parker Hannifin Corp.

         Grant J. Shevchik is a physician with Partners in Health.

         Charles G. Urtin is President and Chief Executive Officer of the Company and the Bank. The Board of Directors appointed Mr. Urtin President of the Company in April 2000 and Chief Executive Officer of the Company in January 1999. Mr. Urtin became President and Chief Executive Officers of the Bank on December 31, 1998. Prior to becoming President and Chief Executive Officer, Mr. Urtin held several executive positions with the Company and the Bank.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         J. Curt Gardner retired as president of the Company in April 2000. Effective December 31, 1998, Mr. Gardner retired as the president and chief executive officer of the Bank and as the chief executive officer of the Company.

         Richard L. Ryan is Chairman of the Board of Ryan Moving and Storage, Inc. of Pittsburgh.

         Robert C. Whisner is the president, chief executive officer and a director of Airtek Incorporated, a manufacturer of electric generators. Mr. Whisner is also a director of Remote Controls, Inc.

         Thomas Beter, Sr. is retired and was the owner and operator of a Shop'n'Save grocery store.

         William D. Fawcett is the president and a director of Lee, Thomson, Fawcett, a bottler of pickles and jellies.

         Edwin A. Paulone is vice president of Irwin Builders Supply Co.

Certain Other Executive Officer Who Is Not A Director

         Robert A. Bowell, 45, was appointed by the Board of Directors in April 2000 executive vice- president, secretary and treasurer of the Company and the Bank. Prior to his appointment, Mr. Bowell served as Executive Vice President of the Bank.

Meetings and Certain Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. During the fiscal year ended December 31, 2000, the Board of Directors of the Company held 12 regular meetings and no special meeting. No director of the Company attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period. In addition to other committees, as of December 31, 2000, the Company had an audit committee, a nominating committee, and a compensation committee.

         The audit committee, a standing committee, is comprised of directors Paulone, Ryan and Shevchik, three non-employee members of the Board of Directors. The audit committee meets with the independent accountants, Edwards Sauer & Owens, to discuss the annual audit and any related matters. The audit committee is further responsible for internal controls for financial reporting. At December 31, 2000, total audit fees (which includes fees for quarterly review services) were approximately $74,260. Additionally, fees for tax return preparation and other services totalled $37,522. All such services were performed by Edwards Sauer & Owens.

         The Company's Common Stock is not traded on an exchange or on Nasdaq and accordingly, the audit committee does not have a written charter. The audit committee met four times in fiscal year 2000.

         The nominating committee is comprised of the entire Board of Directors. The nominating committee is not a standing committee. Nominations to the Board of Directors made by stockholders must be made in writing and received by the secretary no later than 60 days before the meeting date. Notice to the Company of such nominations must include certain information required pursuant to the Company's bylaws. The committee held one meeting during fiscal year 2000.

         The compensation committee of the Bank is comprised of directors Fawcett, Gardner, Rebich and Ryan. The committee is a standing committee. The committee recommends to its board of directors a salary for the president, approves officer salary adjustments and establishes salary ranges for other employees. The committee held two meetings during fiscal year 2000.

Audit Committee Report

Review of Audited Financial Statements with Management

         The Audit Committee reviewed and discussed the audited financial statements with the management of the Company.

Review of Financial Statements and Other Matters with Independent Accountants

         The Audit Committee discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence.

Recommendation that Financial Statements be Included in Annual Report

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Audit Committee:

         Edwin A Paulone
         Richard L. Ryan - Chairman
         Grant J. Shevchik

--------------------------------------------------------------------------------
                       DIRECTOR AND EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         The directors of the Company are not compensated. However, each non-employee director of the Bank, received a fee of $1,000 for each meeting attended for the year ended December 31, 2000. Each member of a board committee (other than employees who are also directors), receive a fee of $250 per committee meeting attended, except members of the executive committee are paid a fee of $500 per meeting attended. At December 31, 2000, board and committee fees totaled $155,250.

         All directors of the Bank were, prior to 1995, eligible to defer receipt of board fees earned prior to 1995 until a later date, such as following retirement or reaching a certain age. Directors Paulone, Whisner, Fawcett and Gardner participate in this program that provides a guaranteed net rate of return over a specified time period for the fees deferred. Similar to an annuity, this program is funded by the Bank. During 2000, this program resulted in payments to directors Paulone and Whisner of $6,916 and $11,276, respectively.

         In addition, the Bank pays life insurance premiums for Directors Fawcett, Gardner, Paulone and Whisner. The Bank's payments are reduced by the amount of dividends accrued in the related insurance policies. During 2000, after payment of these accrued dividends from the policies of the individuals, the Bank's payments totaled $7,200 for each of Directors Gardner, Paulone, Whisner and Fawcett.

         Upon his retirement on December 31, 1998, the Bank entered into an agreement with Mr. Gardner to pay him $2,000 per month for 50 months, plus continuation of medical coverage for him and his spouse until they each attain age 65.

         The 2000 Stock Option Plan (the "Stock Option Plan") was approved by stockholders on April 18, 2000. On May 16, 2000 (the "effective date of grant"), each non-employee director were granted options to purchase 2,250 shares of Common Stock. Mr. Urtin was granted options to purchase 8,000 shares of Common Stock. The exercise price of the options is the fair market value of the Company's Common Stock on the effective date of grant. The options granted to non-employee directors were immediately exercisable on the date of grant. Mr. Urtin's options are first exercisable at the rate of 331/3% per year commencing on May 16, 2001.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company. No other officer had a salary and bonus during the fiscal year ended December 31, 2000 that exceeded $100,000 for services rendered in all capacities to the Company and the Bank.

                                                              Long Term
                                                             Compensation
                                Annual Compensation(1)          Awards
                                ----------------------          ------
                                                              Securities
Name and                                                      Underlying             All Other
Principal Position      Year     Salary($)   Bonus($)     Options/SARs (#)(1)      Compensation($)
------------------     ------    ---------   --------     -------------------      ---------------
Charles G. Urtin        2000      125,000     11,070             8,000                1,751(2)
President and Chief     1999      100,000      9,306               --                 1,500
Executive Officer       1998       88,913     11,815               --                 1,327

--------------
(1)      Represents awards under the Stock Option Plan.  See "-- Stock Awards."
(2)      Consists of matching contributions to the 401(k) plan by the Bank.

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted in fiscal 2000 to Mr. Urtin and held by him as of December 31, 2000. The Company has not granted to Mr. Urtin any stock appreciation rights.

                               OPTION GRANTS TABLE

                        Option Grants in Last Fiscal Year
                        ---------------------------------

                                                                                          Potential Realizable
                                                                                            Value at Assumed
                                                                                         Annual Rates of Stock
                                                                                         Price Appreciation for
                                      Individual Grants                                      Option Term(1)
---------------------------------------------------------------------------------------     ---------------
                                             % of Total
                        # of Securities        Options         Exercise
                          Underlying         Granted to        or Base
                            Options         Employees in        Price      Expiration
  Name                   Granted(#)(2)       Fiscal Year        ($/Sh)        Date           5%       10%
---------                -------------       -----------        ------       ------        ------    -----
Charles G. Urtin             8,000               18.6           24.50     May 16, 2010    $66,252   $221,592

-----------------
(1) The amounts represent certain assumed rates of appreciation only over 10 year period. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amount reflected in the table will be achieved. The values in the table are based upon the exercise price of $24.50 and the closing price of $20.125 at December 31, 2000.

                  OPTION/SAR EXERCISES AND YEAR END VALUE TABLE

          Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option
          ----------------------------------------------------------------------
                                                                       Number of Securities
                                                                      Underlying Unexercised         Value of Unexercised
                                                                             Options                 In-The-Money Options
                                                                       at FY-End (#)(1)(2)             at FY-End ($)(1)
                                                                      ---------------------           -----------------
                             Shares Acquired          Value
       Name                  on Exercise (#)    Realized ($)(2)     Exercisable/Unexercisable     Exercisable/Unexercisable
       ----                  ---------------    ---------------     -------------------------     -------------------------
 Charles G. Urtin                  --                  --                   -- / 8,000                  $ -- / $ --

-------------
(1) Based on the exercise price of $24.50 and the closing price on December 31, 2000 of $20.125.

Other Benefits

         Severance Agreements. The Bank has entered into a change in control severance agreement with Charles G. Urtin, its President and Chief Executive Officer. The agreement is for a three year term and may be renewed annually by the board of directors upon a determination of satisfactory performance within the board's sole discretion. The agreement may be terminated by the Bank for just cause, as that term is defined in the agreement, or for no cause. If Mr. Urtin's employment is terminated without just cause in connection with, or within two years after, any change in control of the Bank or the Company, he will be paid a lump sum equal to 2.99 times his average annual taxable compensation paid during the five years prior to the change in control. In the event of a change of control at December 31, 2000, the payment would have equaled approximately $278,000.

         Pension Plan. The Bank maintained one non-contributory defined benefit pension plan for its employees prior to 1995 (Plan #1). In 1995, various plan assumptions were changed which resulted in a reduction in benefits for older and long-standing employees. To compensate for this, a supplemental non- qualified plan was installed for those employees so affected (Plan #2). The Bank's funding policy is to contribute annually the maximum amount that can be deducted for federal income purposes for Plan #1. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. Assets for the plans are primarily invested in U.S. Government obligations, corporate obligations and equity securities whose valuations are subject to market fluctuations.

         For employees who attained age 50 and completed 10 years of service prior to December 31, 1994, benefits under Plan #1 and #2 will be calculated at normal retirement at age 65 as a monthly benefit equal to the sum of 1.1% of average monthly compensation multiplied by years of service (with a maximum of 44 years), plus .65% of average monthly compensation in excess of the social security taxable wage base for each year multiplied by years of service (not to exceed 35 years). Effective October 15, 1994,the pension formula was revised to
 .8% rather than 1.1% of average monthly compensation, as noted above, for all employees, except those who attained age 50 and completed 10 years of service prior to December 31, 1994.

         Benefits are payable in the form of various annuity alternatives, including a joint and survivor option. For the pension plan year ended December 31, 2000, the highest permissible annual benefit under the Internal Revenue Code is $160,000.

         Mr. Charles G. Urtin has 16 years of service and will have 28 years of service at his expected retirement date of January 1, 2012, at age 65. Based upon his 2000 compensation level, his projected monthly benefit payable at his normal retirement date would be approximately $3,000. This benefit will be payable for his lifetime. Mr. Urtin will also be entitled to a monthly benefit from the supplemental plan in the amount of approximately $900.

         Compensation Committee Interlocks and Insider Participation. The Compensation Committee consisted of Directors Rebich, Fawcett, Gardner and Ryan at December 31, 2000. No member of the Committee is, or was during 2000, an executive officer of another company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during 2000, a member of a comparable compensation committee of a company of which any of the directors of the Company is an executive officer.

Compensation Committee Report on Executive Compensation

         The Bank Compensation Committee meets annually to review compensation paid to the chief executive officer. The Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable stockholder institutions in and around the Bank's market areas, including institutions with total assets of between $300 million and $600 million. Although the Committee does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Bank, the Committee does consider the overall profitability of the Bank when making these decisions. The Compensation Committee has the following goals for compensation programs impacting the executive officers of the Company and the Bank:

          o to provide motivation for the executive officers to enhance stockholder value by linking their compensation to the future value of the Company's stock;
          o to retain the executive officers who have led the Company to build its existing market franchise and to allow the Bank to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance; and
          o to maintain reasonable fixed compensation costs by targeting base salaries at a competitive average.

         During the year ended December 31, 2000, Charles G. Urtin, President and Chief Executive Officer received an increase in his base salary from $100,000 to $125,000 due to his continued leadership in the management of the Company and the Bank. Additionally, Mr. Urtin has been previously awarded stock options under the Stock Option Plan. Such awards are intended to provide incentive to the President for implementation of a business plan that will enhance shareholder value in the intermediate and long term. The Committee will consider the annual compensation paid to the presidents and chief executive officers of publicly owned commercial banks nationally, in the Commonwealth of Pennsylvania and surrounding geographic areas with assets of between $300 million and $600 million and the individual job performance of such individual as determined by the Committee.

                  Compensation Committee:

                           William D. Fawcett
                           J. Curt Gardner
                           Robert Rebich - Chairman
                           Richard L. Ryan

Stock Performance Graph

         The following graph compares the cumulative total shareholder return on the Common Stock with (a) the cumulative total shareholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total shareholder return on stocks included in the Nasdaq Bank index, as prepared by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of December 31, 1995 and the reinvestment of dividends. The graph provides comparisons at December 31, 1995 and each fiscal year through December 31, 2000.

                               [GRAPHIC OMITTED]


                               [PLOTTING POINTS]

-------------------------  -------------  ------------- -------------- -------------  -------------- --------------
                            12/31/95($)    12/31/96($)   12/31/97($)    12/31/98($)    12/31/99($)    12/31/00($)
-------------------------  -------------  ------------- -------------- -------------  -------------- --------------
IBT Bancorp, Inc.               100            126            153           292             371            227
-------------------------  -------------  ------------- -------------- -------------  -------------- --------------
CRSP Nasdaq Bank Index          100            132            221           220             211            241
-------------------------  -------------  ------------- -------------- -------------  -------------- --------------
CRSP Nasdaq U.S. Index          100            123            151           213             395            238
---------------------------------  -------------  ------------- -------------- -------------  -------------- --------------

         There can be no assurance that the Company's future stock performance will be the same or similar to the historical performance shown in the above graph. The Company neither makes nor endorses any predictions as to stock performance.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. Although loans to employees are granted on more favorable terms than those available to other customers, all loans to directors have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
            PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------

         Edwards Sauer & Owens was the Company's independent public accountants for the 2000 fiscal year. The Board of Directors has appointed Edwards Sauer & Owens to be its accountants for the fiscal year ending December 31, 2001, subject to ratification by the Company's stockholders. A representative of Edwards Sauer & Owens is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the accountants requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Edwards Sauer & Owens as the Company's accountants for the 2001 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2002, all stockholder proposals must be submitted to the Secretary at the Company's office, 309 Main Street, Irwin, Pennsylvania 15642, on or before November 14, 2001. In order to be considered for possible action by stockholders at the 2002 annual meeting of stockholders, stockholder nominations for directors and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 28, 2002.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, IBT BANCORP, INC., 309 MAIN STREET, IRWIN, PENNSYLVANIA 15642.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/Robert Bowell
                                         ---------------------------------------
                                         Robert A. Bowell
                                         Secretary
Irwin, Pennsylvania
March 16, 2001

--------------------------------------------------------------------------------
                                IBT BANCORP, INC.
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 17, 2001
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of IBT Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders (the "Meeting"), to be held at the Irwin Masonic Hall, located at 415 Main Street, Irwin, Pennsylvania on Tuesday, April 17, 2001, at 2:00 p.m., eastern time and at any and all adjournments thereof, in the following manner:
                                                       FOR     WITHHELD
                                                      -----    --------

1.   The election as director of the nominees
     listed below with terms expiring in 2004:         |_|       |_|


     Robert Rebich, Jr.
     Grant J. Shevchik
     Charles G. Urtin

INSTRUCTIONS: To vote for or withhold your vote for all nominees, mark the appropriate box above. To withhold your vote for either one or two nominees, mark the "FOR" box above and write the name of the nominee(s), for whom authority to vote is being withheld, on the line provided below.

--------------------------------------------------------------------------------

                                                       FOR     AGAINST   ABSTAIN
                                                      -----    -------   -------

2.   To ratify the appointment of Edwards Sauer &
     Owens as independent accountants for the
     Company for the fiscal year ending
     December 31, 2001.                                |_|       |_|       |_|

     The Board of Directors recommends a vote "FOR" the above listed propositions.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an annual report, a Notice of Annual Meeting of Stockholders and a proxy statement dated March 16, 2001.



Dated:           , 2001  Please check here if you plan to attend the Meeting.|_|
       ----------



---------------------------------------      -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER



---------------------------------------      -----------------------------------
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------